UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2015

GENPACT LIMITED

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-33626	98-0533350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street

Hamilton HM 12, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 295-2244

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 23, 2015, Genpact Limited (“Genpact”) and its indirect, wholly-owned subsidiary Genpact Global Holdings (Bermuda) Limited, an exempted limited liability company organized under the laws of Bermuda (“Genpact Bermuda”), entered into a credit agreement (the “Credit Agreement”) with Genpact Bermuda as borrower and Morgan Stanley Senior Funding, Inc., as lender, under which Genpact Bermuda borrowed $737.5 million, the full principal amount available under the new credit facility. The full amount of the borrowings under the new credit facility was repaid on March 26, 2015.

Borrowings under the Credit Agreement (together with borrowings made on substantially similar terms under a separate credit agreement with Morgan Stanley Senior Funding, Inc. dated as of January 27, 2015, which borrowings were repaid on January 30, 2015) were used in connection with the consummation of certain internal reorganization transactions.

Borrowings under the Credit Agreement bore interest at a rate equal to 2.00% per annum.

The Credit Agreement was guaranteed by Genpact and certain of its subsidiaries. The obligations under the Credit Agreement were secured by the proceeds of the loans held by Genpact and certain of its subsidiaries.

The foregoing description of the Credit Agreement is qualified in its entirety by the full text of the Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The foregoing description includes forward-looking statements and information that involves risks, uncertainties and assumptions, including but not limited to those listed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014.

Item 2.03.	Creation of a Direct Financial Obligation or Obligations under an Off Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Credit Agreement among Genpact Limited, Genpact Global Holdings (Bermuda) Limited and Morgan Stanley Senior Funding, Inc., as lender, dated as of March 23, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

/s/ Heather D. White
Name:	Heather D. White
Title:	Senior Vice President

Dated: March 27, 2015

EXHIBIT INDEX

Each of the following exhibits is being filed electronically with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Credit Agreement among Genpact Limited, Genpact Global Holdings (Bermuda) Limited and Morgan Stanley Senior Funding, Inc., as lender, dated as of March 23, 2015.

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